UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2007
TRM CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-19657	93-0809419

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5208 N.E. 122nd Avenue, Portland, Oregon 97230
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 257-8766
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 Financial Statements and Exhibits
SIGNATURES

ITEM 9.01 Financial Statements and Exhibits
     As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2007, we sold our United Kingdom ATM business on January 24, 2007 and we sold our United States photocopy business on January 29, 2007. We are filing this amendment to provide pro forma financial information, required by Item 9.01(b)(1), relating to those and other business dispositions as well as repayment of debt described in Notes 1 and 2.
     The following unaudited pro forma condensed consolidated balance sheet and statements of operations are presented to illustrate the estimated effects of the sale of substantially all of the assets and operations of the businesses as well as repayment of debt described in Notes 1 and 2. The unaudited pro forma condensed consolidated balance sheet is presented as if the transactions that occurred in January 2007 had occurred on September 30, 2006. The unaudited pro forma condensed consolidated statements of operations are presented as if the transactions described in Notes 1 and 2 had occurred on January 1, 2003. The unaudited pro forma condensed consolidated financial information should be read in conjunction with our historical consolidated financial statements and notes thereto appearing in our annual report on Form 10-K for the year ended December 31, 2005, and our unaudited condensed consolidated financial statements and notes thereto appearing in our quarterly report on Form 10-Q for the nine months ended September 30, 2006.
     The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the financial condition and results of operations that would have been achieved had the sales and repayment of debt for which we are giving pro forma effect actually occurred on the dates referred to above or the financial condition and results of operations that may be expected in the future. Such information has been prepared based upon currently available information and assumptions that our management believes are reasonable. Such currently available information and assumptions may prove to be inaccurate over time.

TRM Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2006
(In thousands)

	TRM	Pro forma adjustments								Pro forma
	Corporation	Canadian		U.S.		U.K.		Debt		as
	historical	ATM		photocopy		ATM		payment		adjusted
Assets
Current assets:
Cash and cash equivalents	$7,867	$10,831	A	$8,701	B	$(5,203)	C	$(99,926)	D	$4,401
						82,131	C
Accounts receivable, net	11,589	323	A	(3,552)	B	(1,610)	C			6,724
		(26)	A
Income tax receivable	215									215
Inventories	2,413	(358)	A	(209)	B	(1,121)	C			725
Prepaid expense and other	4,024			(85)	B	(1,849)	C	4,637	D	6,727
Restricted cash — TRM Inventory Funding Trust	84,723									84,723

Total current assets	110,831	10,770		4,855		72,348		(95,289)		103,515

Equipment, less accumulated depreciation and amortization	44,631	(1,587)	A	(4,719)	B	(24,944)	C			13,381
Goodwill	75,966	(3,678)	A			(55,540)	C			16,748
Other intangible assets, less accumulated amortization	7,523	(3,461)	A			(857)	C	(2,803)	D	402
Other assets	1,535			(326)	B	(106)	C			1,103

Total assets	$240,486	$2,044		$(190)		$(9,099)		$(98,092)		$135,149

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$13,632	$(541)	A	$(236)	B	$(4,596)	C			$8,259
Accrued expenses	8,663	(21)	A	(250)	B	(3,338)	C	$(372)	D	4,682
Term loans and line of credit	94,917							(94,917)	D	—
TRM Inventory Funding Trust note payable	82,940									82,940
Current portion of obligations under capital leases	278					(278)	C			—

Total current liabilities	200,430	(562)		(486)		(8,212)		(95,289)		95,881

Long-term liabilities	382					(382)	C			—

Total liabilities	200,812	(562)		(486)		(8,594)		(95,289)		95,881

Minority interest	1,500									1,500

Shareholders’ equity:
Common stock	132,591									132,591
Additional paid-in capital	63									63
Accumulated other comprehensive income	4,938					(2,358)	C			2,580
Retained earnings (accumulated deficit)	(99,418)	2,606	A	296	B	1,853	C	(2,803)	D	(97,466)

Total shareholders’ equity	38,174	2,606		296		(505)		(2,803)		37,768

Total liabilities and shareholders’ equity	$240,486	$2,044		$(190)		$(9,099)		$(98,092)		$135,149

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

TRM Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Nine months ended September 30, 2006
(In thousands, except per share data)

	TRM	Pro forma adjustments								Pro forma
	Corporation	Canadian		U.S.		U.K.		Debt-related		as
	historical	ATM		photocopy		ATM		adjustments		adjusted
Sales	$155,900	$(12,140)	E	$(20,951)	E	$(35,913)	E			$86,896
Less discounts	73,456	(6,698)	E	(3,495)	E	(11,508)	E			51,755

Net sales	82,444	(5,442)		(17,456)		(24,405)				35,141
Cost of sales	52,744	(3,765)	E	(12,152)	E	(17,649)	E			19,178

Gross profit	29,700	(1,677)		(5,304)		(6,756)				15,963
Selling, general and administrative expense	33,945	(1,622)	E	(2,636)	E	(6,619)	E			23,068
Impairment charges	96,062	(6,106)	E	(18,660)	E	(25,242)	E			46,054
Equipment write-offs	238			(38)	E	(125)	E			75

Operating income (loss)	(100,545)	6,051		16,030		25,230				(53,234)
Interest expense	8,623							$(8,596)	F	27
Loss on early extinguishment of debt	3,477							(3,477)	F	—
Other expense (income), net	(1,829)	349	E	173	E	364	E			(943)

Income (loss) from continuing operations before income taxes	(110,816)	5,702		15,857		24,866		12,073		(52,318)
Benefit for income taxes	(5,194)									(5,194)

Income (loss) from continuing operations	$(105,622)	$5,702		$15,857		$24,866		$12,073		$(47,124)

Basic and diluted per share information:
Weighted average common shares outstanding	17,007									17,007

Loss per share from continuing operations — basic and diluted	$(6.21)									$(2.77)
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

TRM Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Nine months ended September 30, 2005
(In thousands, except per share data)

	TRM	Pro forma adjustments								Pro forma
	Corporation	Canadian		U.S.		U.K.				as
	historical	ATM		photocopy		ATM		Interest		adjusted
Sales	$175,495	$(14,505)	E	$(24,188)	E	$(36,299)	E			$100,503
Less discounts	80,952	(7,549)	E	(4,234)	E	(11,106)	E			58,063

Net sales	94,543	(6,956)		(19,954)		(25,193)				42,440
Cost of sales	51,081	(4,149)	E	(12,473)	E	(15,862)	E			18,597

Gross profit	43,462	(2,807)		(7,481)		(9,331)				23,843
Selling, general and administrative expense	32,062	(1,935)	E	(2,802)	E	(6,320)	E			21,005
Equipment write-offs	166			(3)	E	(140)	E			23

Operating income (loss)	11,234	(872)		(4,676)		(2,871)				2,815
Interest expense	7,661							$(5,814)	F	1,847
Other expense (income), net	(2,375)	58	E	66	E	273	E			(1,978)

Income (loss) from continuing operations before income taxes	5,948	(930)		(4,742)		(3,144)		5,814		2,946
Provision (benefit) for income taxes	998	(335)	E	(1,802)	E	(943)	E	2,209	E	127

Income (loss) from continuing operations	$4,950	$(595)		$(2,940)		$(2,201)		$3,605		$2,819

Basic and diluted per share information:
Income (loss) from continuing operations	$4,950									$2,819
Preferred stock dividends	(147)									(147)
Income allocated to Series A preferred shareholders	(57)									(32)

Income (loss) from continuing operations available to common shareholders	$4,746									$2,640

Weighted average common shares outstanding	13,809									13,809
Dilutive effect of stock options	803									803
Dilutive effect of warrants	32									32

Weighted average common shares outstanding, assuming dilution	14,644									14,644

Income per share from continuing operations:
Basic	$0.34									$0.19
Diluted	$0.33									$0.18
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

TRM Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2005
(In thousands, except per share data)

	TRM	Pro forma adjustments										Pro forma
	Corporation	U.K.		Canadian		U.S.		U.K.				as
	historical	photocopy		ATM		photocopy		ATM		Interest		adjusted
Sales	$233,911	$(5,097)	E	$(18,944)	E	$(31,945)	E	$(47,657)	E			$130,268
Less discounts	109,229	(847)	E	(10,137)	E	(5,601)	E	(15,182)	E			77,462

Net sales	124,682	(4,250)		(8,807)		(26,344)		(32,475)				52,806
Cost of sales	71,043	(2,463)	E	(5,282)	E	(15,965)	E	(22,362)	E			24,971

Gross profit	53,639	(1,787)		(3,525)		(10,379)		(10,113)				27,835
Selling, general and administrative expense	51,912	(2,140)	E	(2,858)	E	(4,228)	E	(9,770)	E			32,916
Abandoned acquisition costs	5,211	—						—				5,211
Equipment write-offs	1,576	(118)	E			(161)	E	(1,207)	E			90

Operating income (loss)	(5,060)	471		(667)		(5,990)		864				(10,382)
Interest expense	10,218									$(8,154)	F	2,064
Other expense (income), net	(1,505)	14	E	37	E	(148)	E	(50)	E			(1,652)

Income (loss) from continuing operations before income taxes	(13,773)	457		(704)		(5,842)		914		8,154		(10,794)
Provision (benefit) for income taxes	(4,902)	137	E	(253)	E	(2,220)	E	274	E	3,099	E	(3,865)

Income (loss) from continuing operations	$(8,871)	$320		$(451)		$(3,622)		$640		$5,055		$(6,929)

Basic and diluted per share information:
Income (loss) from continuing operations	$(8,871)											$(6,929)
Preferred stock dividends	(147)											(147)

Income (loss) from continuing operations available to common shareholders	$(9,018)											$(7,076)

Weighted average common shares outstanding	14,542											14,542

Loss per share from continuing operations — basic and diluted	$(0.62)											$(0.49)
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

TRM Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2004
(In thousands, except per share data)

	TRM	Pro forma adjustments										Pro forma
	Corporation	U.K.		Canadian		U.S.		U.K.				as
	historical	photocopy		ATM		photocopy		ATM		Interest		adjusted
Sales	$126,027	$(7,310)	E	$(2,358)	E	$(38,665)	E	$(38,840)	E			$38,854
Less discounts	33,385	(1,108)	E	(1,351)	E	(6,879)	E	(9,121)	E			14,926

Net sales	92,642	(6,202)		(1,007)		(31,786)		(29,719)				23,928
Cost of sales	50,212	(3,961)	E	(525)	E	(16,644)	E	(17,519)	E			11,563

Gross profit	42,430	(2,241)		(482)		(15,142)		(12,200)				12,365
Selling, general and administrative expense	28,529	(1,747)	E	(149)	E	(4,259)	E	(6,648)	E			15,726
Equipment write-offs	68	(68)	E									—

Operating income (loss)	13,833	(426)		(333)		(10,883)		(5,552)				(3,361)
Interest expense	1,823									$(1,168)	F	655
Other expense (income), net	(267)	33	E	1	E	207	E	89	E			63

Income (loss) from continuing operations before income taxes	12,277	(459)		(334)		(11,090)	E	(5,641)		1,168		(4,079)
Provision (benefit) for income taxes	3,930	(138)	E	(120)	E	(4,214)	E	(1,692)	E	444	E	(1,790)

Income (loss) from continuing operations	$8,347	$(321)		$(214)		$(6,876)		$(3,949)		$724		$(2,289)

Basic and diluted per share information:
Income (loss) from continuing operations	$8,347											$(2,289)
Preferred stock dividends	(1,329)											(1,329)
Income allocated to Series A preferred shareholders	(920)											—
Excess of cash paid over carrying value of preferred stock redeemed	(48)											(48)

Income (loss) from continuing operations available to common shareholders	$6,050											$(3,666)

Weighted average common shares outstanding	9,221											9,221
Dilutive effect of stock options	823											—
Dilutive effect of warrants	23											—

Weighted average common shares outstanding, assuming dilution	10,067											9,221

Income per share from continuing operations:
Basic	$0.66											$(0.40)
Diluted	$0.60											$(0.40)
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

TRM Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2003
(In thousands, except per share data)

	TRM	Pro forma adjustments								Pro forma
	Corporation	U.K.		U.S.		U.K.				as
	historical	photocopy		photocopy		ATM		Interest		adjusted
Sales	$94,822	$(8,749)	E	$(39,877)	E	$(25,462)	E			$20,734
Less discounts	16,625	(1,495)	E	(7,133)	E	(3,900)	E			4,097

Net sales	78,197	(7,254)		(32,744)		(21,562)				16,637
Cost of sales	43,627	(5,289)	E	(17,792)	E	(11,297)	E			9,249

Gross profit	34,570	(1,965)		(14,952)		(10,265)				7,388
Selling, general and administrative expense	23,828	(2,469)	E	(2,954)	E	(4,415)	E			13,990
Equipment write-offs	626	(349)	E	(277)	E					—

Operating income (loss)	10,116	853		(11,721)		(5,850)				(6,602)
Interest expense	1,030							$(744)	F	286
Other expense (income), net	(133)	140	E	228	E	(226)	E			9

Income (loss) from continuing operations before income taxes	9,219	713		(11,949)		(5,624)		744		(6,897)
Provision (benefit) for income taxes	3,034	214	E	(4,541)	E	(1,687)	E	223	E	(2,757)

Income (loss) from continuing operations	$6,185	$499		$(7,408)		$(3,937)		$521		$(4,140)

Basic and diluted per share information:
Income (loss) from continuing operations	$6,185									$(4,140)
Preferred stock dividends	(1,500)									(1,500)
Income allocated to Series A preferred shareholders	(629)									—

Income (loss) from continuing operations available to common shareholders	$4,056									$(5,640)

Weighted average common shares outstanding	7,060									7,060
Dilutive effect of stock options	301									—

Weighted average common shares outstanding, assuming dilution	7,361									7,060

Income (loss) per share from continuing operations:
Basic	$0.57									$(0.80)
Diluted	$0.55									$(0.80)
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

TRM Corporation
Notes to Unaudited Pro Forma Condensed Consolidated Financial Information
Note 1. Description of Transactions
United Kingdom Photocopy Business
     On June 28, 2006, we sold all of the outstanding shares of TRM Copy Centres (U.K.) Limited, our United Kingdom photocopier subsidiary, to an unrelated third party for cash. The net sales price was approximately $4.3 million. We recorded a gain on the sale of $1.9 million during the nine months ended September 30, 2006. The operations of our United Kingdom photocopier subsidiary are reported as discontinued operations in the TRM Corporation historical columns for the nine-month periods ended September 30, 2006 and 2005.
Canadian ATM Business
     On January 12, 2007, we sold substantially all of the assets and operations of our Canadian ATM business to an unrelated third party for approximately $11.1 million net of expenses, paid in cash and assumption of certain liabilities. The sales price is subject to adjustment based on certain merchant contract amendments, completion of certain equipment upgrades and modifications to merchant payments.
United Kingdom and German ATM Business
     On January 24, 2007, we sold all of the shares of TRM (ATM) Limited to an unrelated third party for approximately $85.4 million net of expenses, paid in cash. TRM (ATM) Limited owned our ATM businesses in both the United Kingdom and Germany. The sales price is subject to adjustment based on finalization of a closing balance sheet for the businesses sold.
United States Photocopy Business
     On January 29, 2007, we sold substantially all of the assets and operations of our United States photocopy business to an unrelated third party for approximately $9.2 million, paid in cash and assumption of certain liabilities. The sales price is subject to adjustment based on final determination of accounts receivable acquired and accounts payable assumed by the buyer.
Note 2. Pro Forma Information
     The unaudited pro forma condensed balance sheet is presented as if the transactions described in Note 1 that occurred in January 2007 had occurred on September 30, 2006. The unaudited pro forma condensed statements of operations are presented as if the transactions described in Note 1 had occurred on January 1, 2003.

(A)	Sale of Canadian ATM business
     Using the exchange rate as of September 30, 2006, the sale of the Canadian ATM business resulted in net cash proceeds of $10,831,000, an estimated receivable of $323,000 and assumption by the buyer of accounts payable and accrued liabilities totaling $562,000. Our preliminary gain is estimated as follows (in thousands):

Proceeds from sale	$11,342
Estimated fees and expenses associated with the sale	(511)

Net cash proceeds	10,831
Estimated proceeds receivable	323
Assumption of liabilities	562

11,716
Assets sold	(9,110)

Gain on sale	$2,606

     Actual net cash proceeds based on the exchange rate as of the date of sale were $10,286,000.
(B)	Sale of United States Photocopy Business
     The sale of the United States photocopy business resulted in net cash proceeds of $8,701,000 and assumption by the buyer of accounts payable and accrued liabilities totaling $486,000. Our preliminary gain on the sale is estimated as follows (in thousands):

Proceeds from sale	$8,992
Estimated fees and expenses associated with the sale	(291)

Net cash proceeds	8,701
Assumption of liabilities	486

9,187
Assets sold	(8,891)

Gain on sale	$296

(C)	Sale of United Kingdom and German ATM Business
     Our preliminary gain on the sale of the United Kingdom and German ATM businesses is estimated as follows (in thousands):

Proceeds from sale	$87,961
Estimated fees and expenses associated with the sale	(5,830)

Net cash proceeds	82,131
Assets sold, including $5,203 cash	(91,230)
Liabilities assumed	8,594
Foreign currency translation adjustment recognized in income	2,358

Gain on sale	$1,853

     Net cash proceeds shown above are based on the exchange rate as of September 30, 2006. Actual net cash proceeds based on the exchange rate as of the date of the sale were $85,445,000.
(D)	Payment of Debt
     We used $98,123,000 of the net proceeds from the January 2007 sale of businesses to retire debt owed to GSO Origination Funding Partners and other lenders. Because the principal balance owing on our term loans and line of credit as of September 30, 2006 was less than the total January principal payment, the unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 reflects payment of the entire $94,917,000 balance of our term loans and line of credit as of that date. In addition, from the sale proceeds we made deposits totaling $4,637,000 with our bank, primarily to collateralize our outstanding letters of credit, and we paid accrued interest of $372,000. As of September 30, 2006, we had $2,803,000 of deferred financing costs that would have been charged to expense if we had paid the entire balance of the related debt on September 30, 2006.
     In November 2006 we entered into agreements with GSO Origination Funding Partners and our other lenders pursuant to which they waived defaults under our loan agreements and agreed with us to restructure our loans. In connection with these modifications to our loan agreements, the lenders charged us fees aggregating $1.0 million which were added to the principal balances of our loans. We also granted to certain lenders warrants to purchase 3.1 million shares of our common stock for $1.3638 per share. Using the Black-Scholes valuation model, we estimated the total fair value of these warrants to be approximately $2.8 million. We are presently evaluating the accounting for these agreements to determine whether the modification of our loans should be accounted for as a modification of terms, an extinguishment of debt or a troubled debt restructuring. Irrespective of our final determination as to appropriate accounting treatment, we expect that substantially all of the unamortized deferred financing costs, the fair value of the warrants and the fees incurred in connection with the debt restructuring will be charged to expense in the fourth quarter of 2006 and first quarter of 2007, and may all be charged to expense in the fourth quarter of 2006. We are also reviewing the terms of the warrants to determine whether they should be classified as equity or debt instruments.
(E)	Revenues and Expenses of Businesses Sold
     In the pro forma adjustments columns for each of the businesses that have been sold we have included adjustments that eliminate the revenues and expenses of those businesses which we believe will not continue after the sales. The pro forma adjustments do not eliminate any general corporate overhead expenses.
     The TRM Corporation historical amounts for the nine-month periods ended September 30, 2006 and 2005 do not include the results of operations of our United Kingdom photocopy business that was sold in June 2006. The operations of that business were included as discontinued operations in our statements of operations for those periods included in our quarterly report on Form 10-Q for the nine months ended September 30, 2006. The TRM

Corporation historical amounts for the years ended December 31, 2005, 2004 and 2003 include the results of operations of our United Kingdom photocopy business as presented in our annual report on Form 10-K for the year ended December 31, 2005.
     We have computed the tax benefit for each period except the nine months ended September 30, 2006 at the statutory rates in effect in the countries where each business operated. In the nine months ended September 30, 2006, we have recorded valuation allowances eliminating our net deferred tax assets. Consequently, we have not shown any benefit from the pretax losses in the pro forma adjustments for this period. We have not included any tax provisions on the gains on the sales of businesses because the gains would be offset by net operating losses.
(F)	Interest Expense
     The pro forma adjustments include a decrease to interest expense in each period based on the assumption that the net cash proceeds from the sales of businesses would have been used to retire debt of up to $102.1 million, which is the amount of net proceeds available to pay debt from the sales of all four businesses described in Note 1. In the nine-month period ended September 30, 2006, we recorded a $3,477,000 loss on early extinguishment of debt. If we had sold the businesses as described in Note 1 on January 1, 2003, and used the proceeds to retire debt, we would not have had any term loans or line of credit debt outstanding in 2006, and would not have incurred the loss on early extinguishment of debt. The pro forma adjustments for the nine-months ended September 30, 2006 remove the loss on early extinguishment of debt from the results of operations.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM CORPORATION
	By:	/s/ Daniel E. O’Brien
Name: Daniel E. O’Brien
Date: March 12, 2007	Title: Chief Financial Officer